JULY 2020 Exhibit 99.1

DISCLOSURES USE OF NON-GAAP FINANCIAL MEASURES AND OTHER DEFINITIONS The information in this presentation includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”). We have also provided in this presentation quantitative reconciliations of differences between the most directly comparable GAAP and non-GAAP financial measures discussed herein. Definitions of these non-GAAP financial measures can be found in the Appendix. MARKET DATA Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be the reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “should,” “intends,” “plans,” “estimates” or “anticipates” and variations of such words or similar expressions or the negative of such words. You can also identify forward-looking statements by discussions of strategies, vision, plans or intentions. Risks, uncertainties and changes in the following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: economic, business and financial conditions, and changes in our industry and changes in the real estate markets in particular; economic and other developments in markets where we have a high concentration of properties; our business strategy; our projected operating results; rental rates and/or vacancy rates; frequency and magnitude of defaults on, early terminations of or non-renewal of leases by tenants; bankruptcy, insolvency or general downturn in the business of a major tenant or a significant number of smaller tenants; adverse impact of e-commerce developments and shifting consumer retail behavior on our tenants; interest rates or operating costs; the discontinuation of the London Interbank Offered Rate; real estate and zoning laws and changes in real property tax rates; real estate valuations; our leverage; our ability to generate sufficient cash flows to service our outstanding indebtedness and make distributions to our shareholders; changes in the dividend policy for our Class A common stock and our ability to pay dividends at current levels; our ability to obtain necessary outside financing; the availability, terms and deployment of capital; general volatility of the capital and credit markets and the market price of our Class A common stock; risks generally associated with real estate acquisitions and dispositions, including our ability to identify and pursue acquisition and disposition opportunities; risks generally associated with redevelopment, including the impact of construction delays and cost overruns, our ability to lease redeveloped space and our ability to identify and pursue redevelopment opportunities; composition of members of our senior management team; our ability to attract and retain qualified personnel; our ability to continue to qualify as a real estate investment trust; governmental regulations, tax laws and rates and similar matters; our compliance with laws, rules and regulations; environmental uncertainties and exposure to natural disasters; pandemics or other public health crises, such as the novel coronavirus (COVID-19) outbreak, and the related impact on (i) our ability to manage our properties, finance our operations and perform necessary administrative and reporting functions and (ii) our tenants’ ability to operate their businesses, generate sales and meet their financial obligations, including the obligation to pay rent and other charges as specified in their leases; insurance coverage; the likelihood or actual occurrence of terrorist attacks in the U.S.; and other risk factors, including those detailed in the section titled “Risk Factors” of our most recent Form 10-K and 10-Q filed with the SEC. The extent to which COVID-19 impacts us and our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us or to third parties making the forward-looking statements. We undertake no obligation to publicly release any revisions to such forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by applicable law. All information is presented on a consolidated basis as of March 31, 2020, unless otherwise noted. All demographic information is sourced from The Nielsen Company, unless otherwise noted. FORWARD LOOKING STATEMENTS

CAPITAL STRENGTH Non-gaap financial measure RECONCILIATIONS

RPAI RE/DEFINED Reconciliation of Net Income to Adjusted EBITDAre and Reconciliation of Mortgages Payable, Net, Unsecured Notes Payable, Net, Unsecured Term Loans, Net and Unsecured Revolving Line of Credit to Total Net Debt March 31, 2013 June 30, 2016 March 31, 2020 Net income (loss) attributable to common shareholders (4,242) $ 26,239 $ 22,357 $ Preferred stock dividends 2,362 2,363 - Depreciation and amortization 54,816 53,443 40,173 Interest expense 47,127 25,977 17,046 Provision for impairment of investment properties - 4,142 346 EBITDA re 100,063 112,164 79,922 Gain on sales of investment properties (9,173) (9,613) - Gain on extinguishment of other liabilities - (6,978) - Gain on litigation settlement - - (6,100) Adjusted EBITDA re 90,890 $ 95,573 $ 73,822 $ Annualized 363,560 $ 382,292 $ 295,288 $ March 31, 2013 June 30, 2016 March 31, 2020 Mortgages and notes payable, net 2,022,809 $ 1,032,287 $ 93,562 $ Unsecured notes payable, net - 495,818 796,420 Unsecured term loans, net 296,693 447,005 716,792 Unsecured revolving line of credit 165,000 305,000 849,704 Total 2,484,502 2,280,110 2,456,478 Mortgage premium, net of accumulated amortization - (1,651) - Mortgage discount, net of accumulated amortization 1,364 644 483 Unsecured notes payable discount, net of accumulated amortization - 1,030 586 Capitalized loan fees, net of accumulated amortization 21,041 12,311 6,442 Total debt principal 2,506,907 2,292,444 2,463,989 Less: consolidated cash and cash equivalents (67,446) (29,788) (769,241) Total net debt 2,439,461 $ 2,262,656 $ 1,694,748 $ Net debt to Adjusted EBITDA re 1 6.7x 5.9x 5.7x 1 For purposes of this ratio calculation, annualized three months ended adjusted EBITDA re was used Three Months Ended

# Reconciliation of Net Income Attributable to Common Shareholders to Unencumbered NOI

| | TTM March 31, 2013 | TTM June 30, 2016 | TTM March 31, 2020 |
|---|---|---|---|
| Net income attributable to common shareholders | $ 11,336 | $ 147,914 | $ 31,546 |
| Adjustments to reconcile to NOI: | | | |
| Preferred stock dividends | 2,625 | 9,450 | - |
| Net income attributable to noncontrolling interests | - | 528 | - |
| Gain on sales of investment properties | (14,423) | (114,931) | (10,423) |
| Income from discontinued properties | (6,394) | - | - |
| Gain on litigation settlement | - | - | (6,100) |
| Depreciation and amortization | 205,308 | 211,071 | 191,479 |
| Provision for impairment of investment properties | 1,323 | 22,299 | 12,644 |
| General and administrative expenses | 30,012 | 47,826 | 39,155 |
| Gain on extinguishment of debt | - | (13,653) | - |
| Gain on extinguishment of other liabilities | - | (6,978) | - |
| Equity in loss of unconsolidated joint ventures, net | 4,390 | - | - |
| Interest expense | 167,320 | 121,494 | 76,187 |
| Co-venture obligation expense | 397 | - | - |
| Straight-line rental income, net | (187) | (3,684) | (3,374) |
| Amortization of acquired above and below market lease intangibles, net | (383) | (3,751) | (4,071) |
| Amortization of lease inducements | 125 | 1,019 | 1,452 |
| Lease termination fees, net | (1,225) | (5,975) | (960) |
| Non-cash ground rent expense, net | 3,242 | 3,536 | 1,331 |
| Amortization of acquired ground lease intangibles | - | (560) | - |
| Recognized gain on marketable securities | (25,840) | - | - |
| Other expense/(income), net | (5,987) | (1,208) | 2,689 |
| **NOI** | **371,639** | **414,397** | **331,555** |
| Adjustments to reconcile to definition of NOI within the unsecured credit agreement in effect at the end of the period[1] | 32,211 | (9,820) | (4,919) |
| **NOI, as defined within the unsecured credit agreement in effect at the end of the period** | **403,850** | **404,577** | **326,636** |
| Encumbered NOI | (277,605) | (167,094) | (13,453) |
| **Unencumbered NOI** | **$ 126,245** | **$ 237,483** | **$ 313,183** |
| **Unencumbered NOI ratio** | **31%** | **59%** | **96%** |

[1] Includes, where applicable, the impact of corporate eliminations and allocations, lease termination fees and the management fee assumption as defined in the unsecured credit agreement

RPAI RE/DEFINED

6

Reconciliation of Mortgages Payable, Net to Secured Debt Principal and Reconciliation of Total Assets to Total Assets Excluding the Effect of Accumulated Depreciation RPAI RE/DEFINED

Portfolio: Strengthened by 2013-2018 Repositioning Q1 20131 Q2 2016 Q1 2020 Δ vs. 2013 Occupancy 90.7% 93.6% 94.1% +3.4% Leased Rate 92.7% 95.0% 95.3% +2.6% Non-Anchor % of Retail ABR 38% 42% 49% +11% Top 20 Tenant Concentration (% ABR) 37.9% 33.0% 26.6% -11.3% Since 2016, we have filled 19 anchor boxes recaptured as a result of tenant bankruptcies, upgrading tenancy and generating average +19% re-leasing spreads

RPAI Demographic Strength as of December 31, 2019 3-Mile AVERAGE HOUSEHOLD INCOME1 $92,000 152,000 3-Mile POPULATION1

A B C 195 – 235 bps ANNUAL GROWTH FROM BASE RENT ~100 – 120 bps CONTRACTUAL RENT INCREASES1 ~95 – 115 bps RE-LEASING SPREADS2 Embedded Base Rent Growth + =

% of RETAIL ABR % of OCCUPIED RETAIL GLA Lease expirations for the remainder of 2020 as of March 31, 2020: 3.4% of occupied retail GLA 4.4% of retail ABR Manageable average lease expirations for the remainder of 2020 and through December 31, 2029: 9.5% of occupied retail GLA1 9.4% of retail ABR1 2 2 Average Annual Expiring Occupied Retail GLA1 Low Lease Roll Remaining in 2020

Balance Sheet Strength Q1 2020 Leverage Ratio1 Fixed Charge Coverage Ratio2 Unencumbered NOI Ratio3 41.2% 4.0x 96% Net Income Attributable to Common Shareholders $22.4 M

Capital Position Solidified by 2013-2018 Portfolio Repositioning Q1 2013 Q2 2016 Q1 2020 Δ vs. 2013 Net Debt to Adjusted EBITDAre1 6.7x 5.9x 5.7x -1.0x Secured Debt to Total Assets2 31.9% 16.7% 1.6% -30.3% Fixed Charge Coverage Ratio3 1.9x 2.8x 4.0x +2.1x Unencumbered NOI Ratio4 31% 59% 96% +65%

Completed Redevelopments, Expansions and Pad Developments COMPLETED REDEVELOPMENT PROJECTS PROJECT COMMERCIAL GLA PROJECT MFR UNITS ESTIMATED NET RPAI PROJECT INVESTMENT1 NET RPAI PROJECT INVESTMENT INCEPTION TO DATE ESTIMATED INCREMENTAL RETURN ON INVESTMENT2 STABILIZATION3 Reisterstown Road Plaza (Baltimore MSA) 40,500 - $10,500 $9,938 10.5% - 11.0% Q4 2018 Plaza del Lago – MFR (Chicago MSA) - 18 $1,350 - $1,400 $1,394 8.5% - 9.0% Q2 2020 COMPLETED EXPANSION AND PAD DEVELOPMENT PROJECTS PROJECT COMMERCIAL GLA NET RPAI PROJECT INVESTMENT4 INCREMENTAL RETURN ON INVESTMENT5 COMPLETION Lake Worth Towne Crossing (Dallas MSA) 15,030 $2,872 11.3% Q4 2015 Parkway Towne Crossing (Dallas MSA) 21,000 $3,468 9.9% Q3 2016 Heritage Square (Seattle MSA) 4,200 $1,507 11.2% Q3 2016 Pavilion at King’s Grant (Charlotte MSA) 32,500 $2,470 14.7% Q2 2017 Shops at Park Place (Dallas MSA) 25,040 $3,956 9.1% Q2 2017 Lakewood Towne Center (Seattle MSA) 4,500 $1,900 7.3% Q3 2017 Legacy of Successful Development

ESTIMATED PROJECT COMMERCIAL GLA ESTIMATED PROJECT MULTI-FAMILY UNITS JV/AIR RIGHTS ESTIMATED NET RPAI PROJECT INVESTMENT1 NET RPAI PROJECT INVESTMENT INCEPTION TO DATE Circle East2 (Baltimore MSA) 82,000 3703 MFR: Air Rights Sale $42,000 - $44,000 $22,8044 One Loudoun Downtown - Pads G & H (Washington, D.C. MSA) 67,000 – 70,000 3785 MFR: 90% / 10% JV $125,000 - $135,000 $21,5426 Shoppes at Quarterfield (Baltimore MSA) 58,000 - n/a $9,000 - $10,000 $524 Southlake Town Square – Pad Development (Dallas MSA) 4,000 - n/a $2,000 - $2,500 $259 Dollars in thousands Active Expansions and Redevelopments

Strong Grocery Benefits 35% Power Centers 47% 18% Neighborhood / Community Centers Lifestyle Centers / Mixed-Use PORTFOLIO COMPOSITION2 GROCER PROFILE 20% Lifestyle Centers / Mixed-Use 44% Neighborhood / Community Centers 2% Power Centers of our multi-tenant retail ABR is attributable to grocer-anchored or grocer shadow-anchored centers 66% 73.3% National 26.1% Local 0.6% Regional 51.1% Anchor 31.5% Small Shop 17.4% Mid-Tier1 Portfolio Composition: Size and Location Based on % of Total ABR

# April, May, and June Rent Collection as of June 30, 2020[1]

| | Total ABR (thousands) | % of Total ABR | % of April Rent Collected | % of May Rent Collected | % of June Rent Collected | % of 2Q 2020 QTD Rent Collected |
|---|---|---|---|---|---|---|
| **Essential** | | | | | | |
| Grocery/Warehouse Clubs | $30,333 | 8.3% | 99.9% | 99.9% | 99.9% | 99.9% |
| Financial Services/Banks | 13,673 | 3.7% | 99.7% | 99.7% | 97.5% | 99.0% |
| Medical | 12,211 | 3.3% | 81.2% | 82.0% | 77.6% | 80.3% |
| Electronics | 10,241 | 2.8% | 95.4% | 97.8% | 98.7% | 97.3% |
| Hardware | 10,136 | 2.8% | 96.4% | 95.9% | 78.6% | 90.3% |
| Auto and other Essentials | 9,936 | 2.7% | 97.5% | 94.9% | 94.5% | 95.6% |
| Pet/Animal Supplies | 9,832 | 2.7% | 98.7% | 93.0% | 94.0% | 95.2% |
| Office Supplies | 6,396 | 1.7% | 100.0% | 100.0% | 100.0% | 100.0% |
| Wireless Communications | 6,308 | 1.7% | 92.8% | 91.3% | 90.7% | 91.6% |
| Drug Stores | 3,190 | 0.9% | 99.0% | 99.5% | 99.1% | 99.2% |
| **Total Essential** | **112,256** | **30.6%** | **96.4%** | **95.9%** | **93.6%** | **95.3%** |
| **Non-Essential** | | | | | | |
| Apparel | 36,856 | 10.1% | 27.4% | 22.3% | 35.3% | 28.3% |
| Housewares | 28,172 | 7.7% | 57.3% | 48.8% | 61.1% | 55.7% |
| Soft Goods/Discount Stores | 25,619 | 7.0% | 80.8% | 52.9% | 42.3% | 58.7% |
| Services | 22,600 | 6.2% | 55.0% | 59.0% | 58.6% | 57.5% |
| Sporting Goods/Hobby | 14,218 | 3.9% | 66.4% | 49.7% | 58.2% | 58.1% |
| Movie Theatres | 10,294 | 2.8% | 9.0% | 9.0% | 9.0% | 9.0% |
| Specialty | 10,205 | 2.8% | 70.6% | 71.4% | 67.1% | 69.7% |
| Health Clubs | 10,035 | 2.7% | 30.3% | 21.7% | 23.8% | 25.3% |
| Other | 7,763 | 2.1% | 32.4% | 23.1% | 42.9% | 32.8% |
| Book Stores | 4,621 | 1.2% | 19.6% | 18.0% | 36.7% | 24.2% |
| Amusement/Play Centers | 2,116 | 0.6% | 18.8% | 0.0% | 0.0% | 6.3% |
| **Total Non-Essential** | **172,499** | **47.1%** | **48.6%** | **40.0%** | **45.2%** | **44.6%** |
| **Restaurants** | | | | | | |
| Restaurants – Full Service | 31,908 | 8.8% | 52.7% | 53.8% | 49.7% | 52.1% |
| Restaurants – Quick Service | 26,543 | 7.2% | 63.8% | 67.4% | 67.1% | 66.1% |
| **Total Restaurants** | **58,451** | **16.0%** | **58.0%** | **60.0%** | **57.8%** | **58.6%** |
| **Office** | **23,079** | **6.3%** | **89.8%** | **91.8%** | **86.2%** | **89.3%** |
| Total Operating Portfolio | $366,285 | 100.0% | 67.4%[2] | 63.7%[2] | 64.7% | 65.3% |

17

CAPITAL STRENGTH Footnotes, Non-gaap financial measures & other definitions

RPAI RE/DEFINED FOOTNOTES Slide 8 1 2013 information includes consolidated operating properties plus pro rata share of unconsolidated operating properties Slide 9 1 3-mile population and average household income demographic metrics are weighted by value and sourced from Green Street Advisors as of December 31, 2019 Slide 10 1 Represents our multi-tenant retail operating portfolio, excluding one short-term lease extension where the previous lease structure and short-term extension lease structure differ significantly. Presented as basis points of NOI 2 Based on leasing activity in our multi-tenant retail operating portfolio as of March 31, 2020 and for the preceding four quarters. Presented as basis points of NOI Slide 11 1 Represents the average annual expiring occupied retail GLA and retail ABR from April 2020 through December 2029, excluding month-to-month leases which comprise 0.3% of occupied retail GLA and 0.3% of retail ABR over that same period 2 Excludes month-to-month leases which comprise 0.3% of occupied retail GLA and 0.3% of retail ABR Slide 12 1 Based on a capitalization rate of 6.5% as specified in our debt agreements. The Leverage Ratio is calculated in accordance with the agreement that governs our Unsecured Credit Facility and is required to be less than or equal to 60%. We include this ratio to demonstrate the extent by which we exceeded the requirement and it should not be viewed as a measure of our historical or future financial performance, financial position or cash flows 2 The Fixed Charge Coverage Ratio is calculated in accordance with the agreement that governs our Unsecured Credit Facility and is required to be greater than or equal to 1.50x. We include this ratio to demonstrate the extent by which we exceeded the requirement and it should not be viewed as a measure of our historical or future financial performance, financial position or cash flows 3 For purposes of the Unencumbered NOI ratio, Unencumbered NOI and NOI are calculated based on the definitions in the agreement that governs our Unsecured Credit Facility. Explanations of NOI and Unencumbered NOI Ratio are included on slides 21 and 23, respectively, as well as the reconciliation on slide 6 Slide 13 1 For purposes of our Net Debt to Adjusted EBITDAre ratio, Adjusted EBITDAre is calculated on a current quarter annualized basis and Net Debt is calculated as total debt principal less cash and cash equivalents. Explanations of Net Debt to Adjusted EBITDAre and Adjusted EBITDAre are included on slides 23 and 22, respectively, as well as the reconciliation on slide 5 2 Secured Debt represents total secured debt principal and Total Assets is calculated as GAAP book value of total assets excluding the effect of accumulated depreciation. Explanations of Secured Debt and Secured Debt to Total Assets are included on slide 23 as well as the reconciliation on slide 7 3 The Fixed Charge Coverage Ratio is calculated in accordance with the agreement that governs our Unsecured Credit Facility and is required to be greater than or equal to 1.50x. We include this ratio to demonstrate the extent by which we exceeded the requirement and it should not be viewed as a measure of our historical or future financial performance, financial position or cash flows 4 For purposes of the Unencumbered NOI ratio, Unencumbered NOI and NOI are calculated based on the definitions in the agreement that governs our Unsecured Credit Facility. Explanations of NOI and Unencumbered NOI Ratio are included on slides 21 and 23, respectively, as well as the reconciliation on slide 6

RPAI RE/DEFINED Slide 14 1 Estimated Net RPAI Project Investment represents our estimated share of project costs, net of proceeds from land sales, sales of air rights and reimbursement from third parties and excludes contributions from project partners, as applicable 2 Estimated Incremental Return on Investment (ROI) generally reflects only the unleveraged incremental NOI generated by the project upon stabilization and is calculated as incremental NOI divided by net project investment. Incremental NOI is the difference between NOI expected to be generated by the stabilized project and the NOI generated prior to the commencement of active redevelopment, development or expansion of the space. ROI does not include peripheral impacts, such as the impact on future lease rollover at the property or the impact on the long-term value of the property 3 Stabilization represents the projected date of the redevelopment reaching 90% occupancy, but generally no later than one year from the completion of major construction activity 4 Net RPAI Project Investment represents our share of project costs, net of proceeds from land sales, sales of air rights and reimbursement from third parties and excludes contributions from project partners, as applicable 5 Incremental Return on Investment (ROI) generally reflects only the unleveraged incremental NOI generated by the project upon stabilization and is calculated as incremental NOI divided by net project investment. Incremental NOI is the difference between NOI generated by the stabilized project and the NOI generated prior to the commencement of active redevelopment, development or expansion of the space. ROI does not include peripheral impacts, such as the impact on future lease rollover at the property or the impact on the long-term value of the property Slide 15 1 Estimated Net RPAI Project Investment represents our estimated share of project costs, net of proceeds from land sales, sales of air rights and reimbursement from third parties and excludes contributions from project partners, as applicable 2 Commercial GLA presented as redeveloped GLA 3 Third-party owned multi-family units 4 Net project investment inception to date is net of proceeds of $11,820 received in the first quarter of 2018 from the sale of air rights to a third party to develop the MFR 5 Excludes rights to develop 30 multi-family units which were sold 6 Project investment includes an allocation of infrastructure costs FOOTNOTES (continued) Slide 16 1 Mid-tier represents leases of 5,000-9,999 square feet 2 Represents our multi-tenant retail operating portfolio. Percentages refer to percent of Total ABR for each property sub-type Slide 17 1 The classification of tenant type, including the classification between essential and non-essential, is based on management's understanding of the tenant operations and may not be comparable to similarly titled classifications by other companies. The table, based on ABR of leases in effect as of March 31, 2020, sets forth information regarding the percent of April, May, and June rent collected by tenant type as of June 30, 2020. This information is being provided to assist with analysis of the potential impact of COVID-19. April, May, and June rental receipts may not be indicative of collections in future periods 2 April rent collection of 67.4% and May rent collection of 63.7% represent updated information as of June 30, 2020, compared to the previously reported 60.3% of April and 52.4% of May rent collected as of May 28, 2020

RPAI RE/DEFINED Non-GAAP Financial Measures & Other Definitions Gross Leasable Area (GLA) Gross Leasable Area (GLA) is defined as the aggregate number of square feet available for lease. GLA excludes square footage attributable to third-party managed storage units and multi-family rental units, of which the Company owned 62,000 square feet of managed storage space and 18 multi-family rental units as of March 31, 2020. Occupancy Occupancy is defined, for a property or group of properties, as the ratio, expressed as a percentage, of (a) the number of square feet of such property economically occupied by tenants under leases with an initial term of greater than one year, to (b) the aggregate number of square feet for such property. Percent Leased Including Signed Percent Leased Including Signed is defined, for a property or group of properties, as the ratio, expressed as a percentage, of (a) the sum of occupied square feet (pursuant to the definition above) of such property and vacant square feet for which a lease with an initial term of greater than one year has been signed, but rent has not yet commenced, to (b) the aggregate number of square feet for such property. Metropolitan Statistical Area (MSA) Metropolitan Statistical Area (MSA) information is sourced from the United States Census Bureau and rank is determined based on the most recently available population estimates. Net Operating Income (NOI) The Company defines Net Operating Income (NOI) as all revenues other than (i) straight-line rental income (non-cash), (ii) amortization of lease inducements, (iii) amortization of acquired above and below market lease intangibles and (iv) lease termination fee income, less real estate taxes and all operating expenses other than lease termination fee expense and non-cash ground rent expense, which is comprised of amortization of right-of-use lease assets and amortization of lease liabilities. NOI consists of Same Store NOI and NOI from Other Investment Properties. The Company believes that NOI, which is a supplemental non-GAAP financial measure, provides an additional and useful operating perspective not immediately apparent from "Net income" or "Net income attributable to common shareholders" in accordance with generally accepted accounting principles (GAAP). The Company uses NOI to evaluate its performance on a property-by-property basis because this measure allows management to evaluate the impact that factors such as lease structure, lease rates and tenant base have on the Company's operating results. NOI does not represent an alternative to "Net income" or "Net income attributable to common shareholders" in accordance with GAAP as an indicator of the Company's financial performance. Comparison of the Company's presentation of NOI to similarly titled measures for other real estate investment trusts (REITs) may not necessarily be meaningful due to possible differences in definition and application by such REITs.

RPAI RE/DEFINED Non-GAAP Financial Measures & Other Definitions Same Store NOI and NOI from Other Investment Properties Same Store NOI represents NOI from the Company's same store portfolio consisting of 101 retail operating properties acquired or placed in service and stabilized prior to January 1, 2019. NOI from Other Investment Properties represents NOI primarily from (i) properties acquired or placed in service during 2019 and 2020, (ii) the multi-family rental units at Plaza del Lago, a redevelopment project that was placed in service during 2019, (iii) Circle East, which is in active redevelopment, (iv) One Loudoun Downtown – Pads G & H, which are in active development, (v) Carillon, a redevelopment project where the Company halted plans for vertical construction during the three months ended March 31, 2020 in response to current macroeconomic conditions due to the impact of the COVID-19 pandemic; however, the Company is actively completing site work preparation at the property in anticipation of potential future development at the site, (vi) The Shoppes at Quarterfield, which is in active redevelopment, (vii) investment properties that were sold or classified as held for sale during 2019 and 2020, and (viii) the net income from the Company's wholly owned captive insurance company. The Company believes that Same Store NOI and NOI from Other Investment Properties, which are supplemental non-GAAP financial measures, provide an additional and useful operating perspective not immediately apparent from "Net income" or "Net income attributable to common shareholders" in accordance with GAAP. The Company uses these measures to evaluate its performance on a property-by-property basis because they allow management to evaluate the impact that factors such as lease structure, lease rates and tenant base have on the Company's operating results. Same Store NOI and NOI from Other Investment Properties do not represent alternatives to "Net income" or "Net income attributable to common shareholders" in accordance with GAAP as indicators of the Company's financial performance. Comparison of the Company's presentation of Same Store NOI and NOI from Other Investment Properties to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in definition and application by such REITs. EBITDAre and Adjusted EBITDAre As defined by the National Association of Real Estate Investment Trusts (NAREIT), EBITDA for real estate (EBITDAre) means net income (loss) computed in accordance with GAAP, plus (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) impairment charges on investment property and (v) impairment charges on investments in unconsolidated affiliates if caused by a decrease in the value of depreciable property in the affiliate, plus or minus (i) gains from sales of investment property, including gains (or losses) on change in control, and (ii) adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates. The Company has adopted the NAREIT definition in its computation of EBITDAre as it believes it provides a basis for comparing the Company's performance to that of other REITs. The Company also reports Adjusted EBITDAre, which excludes the impact of certain discrete non-operating transactions and other events such as gain on litigation settlement. The Company believes that Adjusted EBITDAre is useful because it allows investors and management to evaluate and compare the Company's performance from period to period in a meaningful and consistent manner in addition to standard financial measurements under GAAP. EBITDAre and Adjusted EBITDAre are supplemental non-GAAP financial measures and should not be considered alternatives to "Net income" or "Net income attributable to common shareholders" as indicators of the Company's financial performance. Comparison of the Company's presentation of EBITDAre and Adjusted EBITDAre to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in definition and application by such REITs. (continued)

RPAI RE/DEFINED Net Debt to Adjusted EBITDAre Net Debt to Adjusted EBITDAre is a supplemental non-GAAP financial measure and represents (i) the Company's total debt principal, which excludes unamortized discount and capitalized loan fees, less (ii) cash and cash equivalents divided by (iii) Adjusted EBITDAre for the prior three months, annualized (Annualized Adjusted EBITDAre). The Company believes that this ratio is useful because it provides investors with information regarding its total debt principal net of cash and cash equivalents, which could be used to repay debt, compared to its performance as measured using Annualized Adjusted EBITDAre. Comparison of the Company's presentation of Net Debt to Adjusted EBITDAre to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in definition and application by such REITs. Secured Debt to Total Assets Secured Debt to Total Assets is a supplemental non-GAAP financial measure and represents (i) the Company’s secured debt principal, which excludes unamortized premium, discount and capitalized loan fees divided by (ii) GAAP book value of total assets excluding the effect of accumulated depreciation. The Company believes that this ratio is useful because it provides investors with information regarding the Company’s secured debt principal compared to the Company’s total assets, excluding the effect of accumulated depreciation. Comparison of the Company’s presentation of Secured Debt to Total Assets to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in definition and application by such REITs. Unencumbered NOI Ratio Unencumbered NOI ratio is a supplemental non-GAAP financial measure and represents (i) NOI from the unencumbered properties in the Company’s portfolio, as defined by the agreement that governs the Company’s Unsecured Credit Facility for the trailing twelve-month period, divided by (ii) total NOI, as defined by the agreement that governs the Company’s Unsecured Credit Facility, for the same trailing twelve-month period. The Company believes that this ratio is useful because it allows investors and management to understand and evaluate the Company’s progress in unencumbering the Company’s portfolio. Unencumbered NOI ratio should not be considered an alternative to “Net income attributable to common shareholders” as an indicator of the Company’s financial performance. Comparison of the Company’s presentation of Unencumbered NOI ratio to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in definitions and application by such REITs. For a complete listing of definitions related to the Company’s Unsecured Credit Facility, refer to the Fifth Amended and Restated Credit Agreement filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed on May 2, 2018 and the First Amendment to the Fifth Amended and Restated Credit Agreement filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed on May 6, 2020. Non-GAAP Financial Measures & Other Definitions (continued)